Exhibit 21

NEW KARLHOLT HOLDINGS PTY LIMITED	Australia
21st Century Fox Investments Pty Limited	Australia
21st Century Fox QP Holdings Pty Ltd	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Nominees Pty. Limited	Australia
Fox Film Australia No 2 Pty Ltd	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Holdings Pty Limited	Australia
Karlholt Pty. Limited	Australia
New Karlholt Pty Limited	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
Star LLC Australia Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Home Entertainment Australia Pty Limited	Australia
Twentieth Century Fox Home Entertainment South Pacific Pty Limited	Australia
Twenty-First Century Fox Film Distributors Pty Limited	Australia
21st CENTURY FOX FILM UK HOLDINGS LIMITED	United Kingdom
21st Century Fox Media Company Limited	United Kingdom
21st Century Fox UK Nominees Limited	United Kingdom
Newscorp Finance Limited	Cayman Islands
Ordinto Investments	United Kingdom
Sky Channel Limited	United Kingdom
Sky Radio A/S	Denmark
SRC Holdings Limited	Cayman Islands
Star Advertising Sales Limited	United Kingdom
21st CENTURY FOX AMERICA, INC.	United States of America
21CF Insurance Services, Inc.	United States of America
21CFlight, Inc.	United States of America
21st Century Fox (Asia) Ltd.	United States of America
21st Century Fox Advertising Sales Incorporated	United States of America
21st Century Fox Air, Inc.	United States of America
21st Century Fox Boston Realty Corp	United States of America
21st Century Fox Cayman 2000 Limited	Cayman Islands
21st Century Fox Cayman DTH (Mexico) Ltd.	Cayman Islands
21st Century Fox Cayman DTH Ltd.	Cayman Islands
21st Century Fox Cayman Holdings Limited	Cayman Islands
21st Century Fox Cayman International Limited	Cayman Islands
21st Century Fox Corporation Subsidiary, Inc.	United States of America
21st Century Fox DTH Leasing, Inc.	United States of America
21st Century Fox Europe and Asia, Inc.	United States of America
21st Century Fox Europe LLC	United States of America
21st Century Fox Florida LLC	United States of America
21st Century Fox Luxembourg Finance S.à r.l.	Luxembourg
21st Century Fox Magazines, Inc.	United States of America
21st Century Fox Real Estate, Inc.	United States of America
21st Century Fox Rotana Holdings LLC	United States of America
21st Century Fox Sports Programming, Inc.	United States of America
21st Century Fox Star US LLC	United States of America
21st Century Fox T Investments, Inc.	United States of America

American Sky Broadcasting, L.L.C.	United States of America
ASkyB Holdings, Inc.	United States of America
Austair, Inc.	United States of America
Australian Finance Company Inc.	United States of America
Balkan News Finance, Inc.	United States of America
BSkyB Holdco, Inc.	United States of America
Carlholt Investments US Sub, Inc.	United States of America
Cavan Publications Incorporated	United States of America
DLO Corp.	United States of America
EFL Licensing, Inc.	United States of America
epartners limited	United States of America
epartners LLC	United States of America
FEG Holdings, Inc.	United States of America
Fox Acquisition Sub, Inc.	United States of America
Fox Media International LLC	United States of America
Fox NAPI Holdings LLC	United States of America
FOX Registry, LLC	United States of America
Fox Studios East, Inc.	United States of America
Fox TV 10 Holdings, Inc.	United States of America
Fox, Inc.	United States of America
Genuine Internet, Inc.	United States of America
HEIKO, L.L.C.	United States of America
Heritage Broadcasting Group, Inc.	United States of America
Heritage GP, Inc.	United States of America
HMI Broadcasting Corporation	United States of America
Karlholt US Sub, Inc.	United States of America
KIHT, Inc.	United States of America
LJL Corp.	United States of America
Murdoch Publications Incorporated	United States of America
NAHI Real Estate Corporation	United States of America
NAPI G.P. Corp.	United States of America
NAPI/WNS, Inc.	United States of America
NAPI-TVGOS, INC.	United States of America
NDS Holdco, Inc.	United States of America
NDS Holdings Ltd.	Bermuda
News-MCV Holdings, Inc.	United States of America
New STAR US Holdings Subsidiary, LLC	United States of America
News America Holdings Incorporated	United States of America
News America Publishing Incorporated	United States of America
News Bulgaria LLC	United States of America
News Bulgaria Television, LLC	United States of America
News Croatia Inc.	United States of America
News Delaware Corporation	United States of America
News DTH Argentina Holdings, Inc.	United States of America
News Group Realty Corporation	United States of America
News Romania Inc.	United States of America
News/P+ Holdings, LLC	United States of America
NewsCore, LLC	United States of America
NP 2 Inc.	United States of America
Omni Holdings, Inc.	United States of America
Repaca, Inc.	United States of America
San Antonio Film Features, Inc.	United States of America
SGH Stream Sub, Inc.	United States of America
Sky Investments U.K., Inc.	United States of America
STAR CGS Holdings, LLC	United States of America
Star Sport GP, Inc.	United States of America
Star US Film Holdings, Inc.	United States of America
STAR US Holdings Subsidiary, LLC	United States of America
STAR US Holdings, Inc.	United States of America
Supermarket Radio Network, Inc.	United States of America

TENC, Inc.	United States of America
The Express-21st Century Fox Corporation	United States of America
TI US Sub, Inc.	United States of America
STAR GROUP LIMITED	Cayman Islands
21st Century Fox PD Investments Limited	British Virgin Islands
21st Century Fox Finance (HK) Limited	Hong Kong
21st Century Fox Printing Limited	Hong Kong
21st Century Holdings Limited	Hong Kong
Acetic Investments Ltd	Mauritius
All Satellite Broadcasting Company Limited	British Virgin Islands
Asia Productions Limited	Mauritius
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
Asianet Communications Limited	India
Buzzer Investments Ltd	Mauritius
Channel V Music Networks Limited Partnership	Hong Kong
Content & Media Services Sdn Bhd.	Malaysia
Crombie International Ltd	Mauritius
Fast Plus Limited	British Virgin Islands
Festival Books & Associates Limited	Hong Kong
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment Limited	British Virgin Islands
Fox International Channels (Thailand) Limited	Thailand
Fox International Channels Hong Kong Limited	Hong Kong
FOX INTERNATIONAL CHANNELS PHILIPPINES CORPORATION	Philippines
Fox International Productions (HK) Limited	Hong Kong
FOX VENTURES KOREA YH	Korea, Republic of
Global Cricket Corporation PTE Limited	Singapore
Greenwich Investments Limited	Hong Kong
Indian Region Broadcasting Limited	Hong Kong
Indya Interactive Services Private Limited	India
Kushmore Profits Limited	British Virgin Islands
Media Investments (Central Asia) Limited	British Virgin Islands
Mulberry Investments Ltd	Mauritius
Network Digital Distribution Services FZ-LLC	United Arab Emirates
Pine Hill Investments Private Ltd	Mauritius
Precision Components Private Limited	India
Quazar Investments (Mauritius) Limited	Mauritius
Riddle Investments Ltd	Mauritius
Satellite Television Asian Region Limited	Hong Kong
SGL Entertainment Limited	British Virgin Islands
Spanish Investments Ltd	Mauritius
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands
Star (Taiwan) Limited	British Virgin Islands
Star Entertainment Holdings Limited	British Virgin Islands
Star Entertainment Media Private Limited	India
STAR HS Ltd	Mauritius
Star India Private Limited	India
STAR International Holding (Thailand) Co., Ltd.	Thailand
Star International Movies Limited	British Virgin Islands
Star ISP Ltd	Mauritius
Star Middle East FZ-LLC	United Arab Emirates
Star News Broadcasting Limited	British Virgin Islands
Star Regional (SEA) Pte. Ltd	Singapore
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands

Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
SVJ Holding Limited	Mauritius
Vijay Television Private Limited	India
Yarraton Ltd	British Virgin Islands
ESS	United States of America
E. Corp. I, LLC	United States of America
ESS Advertising (Mauritius) S.N.C. et Compagnie	Mauritius
ESS Asia Ltd	Malaysia
ESS Asian Networks Pte Ltd	Singapore
ESS Distribution Ltd	United States of America
ESS Distribution (Mauritius) S.N.C. et Compagnie	Mauritius
ESS Hungary Intellectual Property Licensing Limited Liability Company	Hungary
FOX Sports Asia (S) Private Ltd.	Singapore
FOX Sports Sdn. Bhd.	Malaysia
Scorpio Television lndia Private Limited	India
Sports Corporation Limited	Hong Kong
Star Sports lndia Private Limited	India
Worldwide Wickets, Mauritius	Mauritius
21st CENTURY FOX EUROPE, INC.	United States of America
Alliance Yapim Ltd	Turkey
Huzur Radyo Televizyon AS	Turkey
TV Inwestycje Spolka Z Organiczona Odpowiedzialnoscia	Poland
FOX SECURITIES B.V.	Netherlands
21st Century Fox Adelaide Holdings B.V.	Netherlands
21st Century Fox Outdoor B.V.	Netherlands
21st Century Fox Outdoor Europe B.V.	Netherlands
21st Century Fox Television B.V.	Netherlands
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B.V.	Netherlands
Creative Networks International (the Netherlands) B. V.	Netherlands
F.I.M. International B.V.	Netherlands
Fox Securitie B.V.	Netherlands
International Global Networks B.V.	Netherlands
Satellite Television Asian Region B.V.	Netherlands
Star Europe Holdings B.V.	Netherlands
STAR India Holdings B.V.	Netherlands
SKY DEUTSCHLAND AG	Germany
Premiere WIN Fernsehen GmbH	Germany
SCAS Satellite CA Services GmbH	Germany
Sky Deutschland Fernsehen GmbH & Co. KG	Germany
Sky Deutschland Service Center GmbH	Germany
Sky Deutschland Verwaltungs-GmbH	Germany
Sky Hotel Entertainment GmbH	Germany
Sky Media Network GmbH	Germany
Sky Österreich Fernsehen GmbH	Austria
Sky Österreich Verwaltung GmbH	Austria
SKY ITALIA S.R.L.	Italy
Sky Italia Network Service S.r.l.	Italy
Telepiù S.r.l.	Italy
FOX ENTERTAINMENT GROUP, INC.	United States of America
127 Service, Inc.	United States of America
18 Street Productions, Inc.	United States of America
19th Holdings Corporation	United States of America

21CF, Inc.	United States of America
21st Century Fox Film Corporation	United States of America
21st Century Fox Limited Japan	Japan
21st Century Fox Preferred Finance, Inc.	United States of America
24 Kitchen Medya Hizmetleri Anonim Sirketi	Turkey
24Kitchen Television B.V.	Netherlands
3 At The Goat Productions, LLC	United States of America
880 Productions Limited	New Zealand
99 Productions, Inc.	United States of America
A World of Productions, Inc.	United States of America
Abraham Holding, LLC	United States of America
Abraham Investment, LLC	United States of America
Abraham Productions, LLC	United States of America
ACA2, Inc.	United States of America
AGY Service, Inc.	United States of America
Alfri Service, Inc.	United States of America
Alienator Films, Inc.	United States of America
American Housewife Productions, Inc.	United States of America
Animal Service, Inc.	United States of America
Animation Domination HD, Inc.	United States of America
April Service, Inc.	United States of America
Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States of America
Atlantic 2.1 Entertainment Group, Inc.	United States of America
Baby Network Limited	United Kingdom
Baggin Service, Inc.	United States of America
Bazmark Film II Pty Limited	Australia
Bazmark Film Pty Limited	Australia
BEL PR Productions, LLC	United States of America
BEL US Productions, LLC	United States of America
Best Marigold Films Limited	United Kingdom
Bestmar Limited	United Kingdom
Bestmar Service, Inc.	United States of America
BHC Network Partner II, Inc.	United States of America
BHC Network Partner III, Inc.	United States of America
BHC Network Partner, Inc.	United States of America
BHC Properties, Inc.	United States of America
Big Ten Network Services, LLC	United States of America
Big Ten Network, LLC	United States of America
Bigyear Service, Inc.	United States of America
Blue Sky Studios, Inc.	United States of America
Bluebush Productions, LLC	United States of America
Booker Service, Inc.	United States of America
Breakout Kings Holdings LLC	United States of America
Breakout Kings Investments LLC	United States of America
Breakout Kings Productions LLC	United States of America
Brightstar Fox Holdings LLC	United States of America
Brightstar Fox Investments LLC	United States of America
Brightstar Fox Productions LLC	United States of America
BS-Fox	Japan
Cannell Entertainment, Inc.	United States of America
Can't Can't Productions, Inc.	United States of America
CCI Television Productions, Inc.	United States of America
CCI Television, Inc.	United States of America
Centfox Film Ges.m.b.H	Austria
Cetran Service, Inc.	United States of America
Charing Cross Entertainment, Inc.	United States of America
Chasing the Rebel Productions LLC	United States of America
Cinecanal S.A. de C.V.	Mexico
Cinemascope Products, Inc.	United States of America

Clearwater Entertainment, Inc.	United States of America
ClickDiario Networks S.A.	Guatemala
Cotton Cage Productions, Inc.	United States of America
Counsel Service, Inc.	United States of America
Crota Service, Inc.	United States of America
D.A.W. Productions, Inc.	United States of America
Dave Productions, Inc.	United States of America
Dawn Service, Inc.	United States of America
De Luxe Laboratories Film Storage, Inc.	United States of America
Deal Done Productions, Inc.	United States of America
Descent Service, Inc.	United States of America
DESS Service, Inc.	United States of America
DHE Productions, Inc.	United States of America
Diehar Service, Inc.	United States of America
Difive Service, Inc.	United States of America
Digital Leaseholds, Inc.	United States of America
Digital Ventures S.R.L.	Argentina
Dino Bones Productions, Inc.	United States of America
DirectaClick Mexico S. de R.L. de C.V.	Mexico
DOAW Service, Inc.	United States of America
Done Service, Inc.	United States of America
Dot Fox Inc.	United States of America
Dozen Canada Productions Ltd.	Canada
Drag Service, Inc.	United States of America
Dragonball US Productions, Inc.	United States of America
Dragons Prow Pty Limited	Australia
Drive-In Cinemas Limited	Kenya
Earth Canada Productions Ltd.	Canada
Earth US Productions, Inc.	United States of America
Elephant Service, Inc.	United States of America
Elite Sports Limited	Gibraltar
Emmett Street Films, Inc.	United States of America
Erag Service, Inc.	United States of America
Eredivisie Beheer B.V.	Netherlands
Eredivisie Media & Marketing C.V.	Netherlands
Estudios Teleméxico, S. de R.L. de C.V.	Mexico
Evergreen Television Production, Inc.	United States of America
FA Productions, Inc.	United States of America
Fairfax Productions, Inc.	United States of America
Fanvo Service, Inc.	United States of America
Farcrowd Service, Inc.	United States of America
Fastball Sports Productions, LLC	United States of America
FBC Sub, Inc.	United States of America
FF Quebec Productions Ltd.	Canada
FGO, LLC	United States of America
FIC Portugal, Lda.	Portugal
FICCJM Asia Limited	Hong Kong
Final Stretch Productions, Inc.	United States of America
Fiostar Service, Inc.	United States of America
FIP Global Productions 1, Inc	United States of America
FIP Global Productions 2, Inc.	United States of America
FIPStar, LLC	United States of America
First Class Service, Inc.	United States of America
FLAC Worldwide L.L.C.	United States of America
Flashlight 21, Inc.	United States of America
FNB Ventures, LLC	United States of America
Four Star Entertainment Corp.	United States of America
Four Star International, Inc.	United States of America
Fox 1440 Digital Enterprises, LLC	United States of America
Fox 21, Inc.	United States of America

Fox Animation Los Angeles, Inc.	United States of America
Fox Animation Studios, Inc.	United States of America
Fox Australia Investments Pty Limited	Australia
Fox Australia Productions Pty Limited	Australia
Fox Australia Pty Limited	Australia
Fox Avatar Films, Inc.	United States of America
Fox B10 Channel Partner, Inc.	United States of America
Fox Baseball Holdings, Inc.	United States of America
Fox Boston Land Holdings, Inc.	United States of America
Fox Boston Land LLC	United States of America
Fox Boston Seaport Land LLC	United States of America
Fox Broadcasting Company	United States of America
Fox Broadcasting India, Inc.	United States of America
Fox Broadcasting Sub, Inc.	United States of America
Fox BSB Holdco, Inc.	United States of America
Fox Cable Network Services, LLC	United States of America
Fox Cable Networks, Inc.	United States of America
Fox Cable Ventures, Inc.	United States of America
Fox Center Productions, Inc.	United States of America
Fox Channels (India) Private Limited	India
Fox Channels Colombia Ltda.	Colombia
Fox Channels France SRL	France
Fox Channels Japan, Inc.	United States of America
Fox Channels Middle East FZ LLC	United Arab Emirates
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States of America
Fox College Sports, Inc.	United States of America
Fox Consumer Products Limited	United Kingdom
Fox Crime Medya Hizmetleri Anonim Sirketi	Turkey
Fox Daytime Prods., Inc.	United States of America
Fox Development Group, Inc.	United States of America
Fox Digital Enterprises, Inc.	United States of America
Fox Digital Entertainment, Inc.	United States of America
Fox Dome Holding Company, Inc.	United States of America
Fox East Productions, Inc.	United States of America
Fox Factory Srl	Italy
Fox Film Australia Pty Limited	Australia
Fox Film de la Argentina S.A.	Argentina
Fox Film do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States of America
Fox Film Services, Inc.	United States of America
Fox Filmed Entertainment Australia Pty Limited	Australia
Fox Global Holdings, Inc.	United States of America
Fox Global Productions (UK) Limited	United Kingdom
Fox Global Productions, Inc.	United States of America
Fox IFL Partner, Inc.	United States of America
Fox Innovation Lab LLC	United States of America
Fox Interactive Media Argentina S.R.L.	Argentina
Fox Interactive Media Brasil Internet Ltda.	Brazil
Fox Interactive Media Germany GmbH	Germany
Fox Interactive Media Holdings Canada, Inc.	United States of America
Fox Interactive Media LLC	United States of America
Fox Interactive Media Mexico Services, S. de R.L. de C.V.	Mexico
Fox Interactive Media Mexico, S. de R.L. de C.V.	Mexico
Fox Interactive Media Poland Sp.zo.o	Poland
Fox Interactive, Inc.	United States of America
Fox International Channels (Chile) Limitada	Chile
Fox International Channels (France) SAS	France
Fox International Channels (Japan)	Japan
Fox International Channels (UK) Limited	United Kingdom

Fox International Channels (US) Inc.	United States of America
Fox International Channels Africa (Pty) Limited	South Africa
Fox International Channels Australia Pty Limited	Australia
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels Ecuador Cia. Ltda.	Ecuador
Fox International Channels España S.L.U.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Germany GmbH	Germany
Fox International Channels Greece Societe Anonyme	Greece
Fox International Channels Guatemala Holdings LLC	United States of America
Fox International Channels Guatemala SC	Guatemala
Fox International Channels Guatemala, Responsabilidad Limitada	Guatemala
Fox International Channels Hungary Korlátolt Felelősségű Társaság	Hungary
Fox International Channels Italy S.r.l.	Italy
Fox International Channels Latin American Holdings C.V.	Netherlands
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Middle East FZ-LLC	United Arab Emirates
Fox International Channels Netherlands B.V.	Netherlands
Fox International Channels Netherlands Holding B.V.	Netherlands
Fox International Channels Norway AS	Norway
Fox International Channels Oy	Finland
Fox International Channels Panama S. de R. L.	Panama
Fox International Channels Poland Sp.zo.o.	Poland
FOX International Channels Sports Europe B.V.	Netherlands
Fox International Channels Sports Europe Holdings C.V.	Netherlands
Fox International Channels Sports Europe US Holdings, LLC	United States of America
Fox International Channels Sweden AB	Sweden
Fox International Channels Switzerland GmbH	Switzerland
Fox International Channels Vietnam Company Limited	Vietnam
Fox International Channels Yapim Limited Sirketi	Turkey
Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International LLC	United States of America
Fox International Pictures Espana, S.L.	Spain
Fox International Productions (Germany) GmbH	Germany
Fox International Productions (Greater China) Limited	Hong Kong
Fox International Productions (Italy) S.r.l.	Italy
Fox International Productions (UK) Limited	United Kingdom
Fox International Productions Italia S.r.l.	Italy
Fox International Productions Japan K.K.	Japan
Fox International Productions Mexico, S. de R.L. de C.V.	Mexico
Fox International Productions, Inc.	United States of America
Fox Japan Movie Channels, Inc.	United States of America
Fox Lane Productions, Inc.	United States of America
Fox LAPTV II, SC	Uruguay
Fox LAPTV Media Holdings I LLC	United States of America
Fox LAPTV Media Holdings II LLC	United States of America
Fox Late Night Productions, Inc.	United States of America
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel LLC	United States of America
Fox Latin American Channel SRL	Argentina
Fox Latin American Channels Peru S.R.L.	Peru
Fox Life Medya Hizmetleri Anonim Sirketi	Turkey
Fox London Productions Limited	United Kingdom
Fox Look Corporation	United States of America
Fox Louisiana Holding LLC	United States of America
Fox Louisiana Investment LLC	United States of America
Fox Louisiana Productions LLC	United States of America
Fox Media Services, Inc.	United States of America
Fox Mobile Group, Inc.	United States of America
Fox Mobile Holdings, LLC	United States of America

Fox Moore Park Pty Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States of America
Fox Movie Channel, Inc.	United States of America
Fox Movietonews, Inc.	United States of America
Fox Music, Inc.	United States of America
Fox Net, Inc.	United States of America
Fox Networks Group Enterprises, LLC	United States of America
Fox Networks Group, Inc.	United States of America
Fox News International, Inc.	United States of America
Fox News Network, LLC	United States of America
Fox News Productions, Inc.	United States of America
Fox News Service, Inc.	United States of America
Fox Nitetime Prods., Inc.	United States of America
Fox Ohio Holdings II, LLC	United States of America
Fox Ohio Holdings, LLC	United States of America
Fox Optco, LLC	United States of America
Fox Pan American Sports Brazil Ltda.	Brazil
Fox Pan American Sports LLC	United States of America
Fox Partnership Investment Pty Limited	Australia
Fox Pay-Per-View Services, Inc.	United States of America
Fox Payroll Services, Inc.	United States of America
Fox Production Services Pty Limited	Australia
Fox Production Services, Inc.	United States of America
Fox Québec Productions Ltd.	Canada
Fox Reality Channel LLC	United States of America
Fox Records, Inc.	United States of America
Fox Rhode Island Productions, Inc.	United States of America
Fox RSNCo Holdings, LLC	United States of America
Fox Searchlab, Inc.	United States of America
Fox Searchlight (UK) Limited	United Kingdom
Fox Searchlight Completions, Inc.	United States of America
Fox Searchlight Pictures, Inc.	United States of America
Fox Services, Inc.	United States of America
Fox Soccer Channel, LLC	United States of America
Fox Software, Inc.	United States of America
Fox Sports 1, LLC	United States of America
Fox Sports 2, LLC	United States of America
Fox Sports Arena, LLC	United States of America
Fox Sports Baseball Holdings, Inc.	United States of America
Fox Sports en Espanol LLC	United States of America
Fox Sports Interactive Media, LLC	United States of America
Fox Sports International Distribution Limited	Cayman Islands
Fox Sports International, Inc.	United States of America
FOX SPORTS Japan, Co., Ltd.	Japan
Fox Sports Latin America Limited	Cayman Islands
Fox Sports Latin America S.A.	Argentina
Fox Sports Mexico Distribution LLC	United States of America
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States of America
Fox Sports Net Bay Area Holdings, LLC	United States of America
Fox Sports Net Canada Holdings, LLC	United States of America
Fox Sports Net Chicago Holdings, LLC	United States of America
Fox Sports Net Detroit, LLC	United States of America
Fox Sports Net Distribution, LLC	United States of America
Fox Sports Net Florida, Inc.	United States of America
Fox Sports Net National Ad Sales Holdings II, LLC	United States of America
Fox Sports Net National Ad Sales Holdings, LLC	United States of America
Fox Sports Net North, LLC	United States of America
Fox Sports Net Ohio, LLC	United States of America
Fox Sports Net Pacific Holdings, Inc.	United States of America

Fox Sports Net West 2, LLC	United States of America
Fox Sports Net West, LLC	United States of America
Fox Sports Net, Inc.	United States of America
Fox Sports Productions, Inc.	United States of America
Fox Sports U.S. Distribution LLC	United States of America
Fox Sports World Middle East, LLC	United States of America
Fox Square Productions (Canada), Inc.	United States of America
Fox Square Productions, Inc.	United States of America
Fox Stage Productions, Inc.	United States of America
Fox Stations Sales, Inc.	United States of America
Fox Studios Australia Pty Limited	Australia
Fox Telco Holdings Ltd.	Cayman Islands
Fox Television Animation, Inc.	United States of America
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States of America
Fox Television Stations, Inc.	United States of America
Fox Television Studios Australia Pty Limited	Australia
Fox Television Studios France SAS	France
Fox Television Studios Productions, Inc.	United States of America
Fox Television Studios, Inc.	United States of America
Fox Toma 1, LLC	United States of America
Fox Toronto Productions Ltd.	Canada
Fox Town Holdco, Inc.	United States of America
Fox Transactional TV, Inc.	United States of America
Fox Tunes, Inc.	United States of America
Fox UK Productions Limited	United Kingdom
Fox Unit Investment Pty Limited	Australia
Fox US Productions 1, Inc.	United States of America
Fox US Productions 2, Inc.	United States of America
Fox US Productions 3, Inc.	United States of America
Fox US Productions 4, Inc.	United States of America
Fox US Productions 5, Inc.	United States of America
Fox US Productions 6, Inc.	United States of America
Fox US Productions 7, Inc.	United States of America
Fox US Productions 8, Inc.	United States of America
Fox US Productions 9, Inc.	United States of America
Fox US Productions 10, Inc.	United States of America
Fox US Productions 11, Inc.	United States of America
Fox US Productions 12, Inc.	United States of America
Fox US Productions 13, Inc.	United States of America
Fox US Productions 14, Inc.	United States of America
Fox US Productions 15, Inc.	United States of America
Fox US Productions 16, Inc.	United States of America
Fox US Productions 17, Inc.	United States of America
Fox US Productions 18, Inc.	United States of America
Fox US Productions 19, Inc.	United States of America
Fox US Productions 20, Inc.	United States of America
Fox US Productions 21, Inc.	United States of America
Fox US Productions 22, Inc.	United States of America
Fox US Productions 23, Inc.	United States of America
Fox US Productions 24, Inc.	United States of America
Fox US Productions 25, Inc.	United States of America
Fox US Productions 26, Inc.	United States of America
Fox US Productions 27, Inc.	United States of America
Fox US Productions 28, Inc.	United States of America
Fox US Productions 29, Inc.	United States of America
Fox US Productions 30, Inc.	United States of America
Fox US Productions 31, Inc.	United States of America
Fox US Productions 32, Inc.	United States of America
Fox US Productions 33, Inc.	United States of America

Fox US Productions 34, Inc.	United States of America
Fox US Productions 35, Inc.	United States of America
Fox US Productions 36, Inc.	United States of America
Fox West Pictures, Inc.	United States of America
Fox World Enterprises, Inc.	United States of America
Fox World Productions, Inc.	United States of America
Fox World UK Limited	United Kingdom
Fox Worldwide Productions, Inc.	United States of America
Fox/UTV Holdings, Inc.	United States of America
Fox-BRV Southern Sports Holdings, LLC	United States of America
Foxfilmes Limitada	Portugal
Fox-Hulu Holdings, Inc.	United States of America
FOXLAB, INC.	United States of America
Fox-NGC (International) Holdings, Inc.	United States of America
Fox-NGC (US) Holdings, Inc.	United States of America
Foxstar Productions, Inc.	United States of America
FoxTelecolombia, S.A.	Colombia
Foxvideo International Distribution, Inc.	United States of America
Foxview, Inc.	United States of America
Foxwatch Productions, Inc.	United States of America
Frank Service, Inc.	United States of America
Fredco Property Holdings, Inc.	United States of America
FRSM Holdings LLC	United States of America
FS Australia LLC	United States of America
FS West Holdings, LLC	United States of America
FS1 Charlotte, LLC	United States of America
FS1 Los Angeles, LLC	United States of America
FS1 Remote Production, LLC	United States of America
FS1 Studio Production, LLC	United States of America
FSI SPV, Inc.	United States of America
FSIM Corporation	United States of America
FSLA Argentina SRL	Argentina
FSLA Holdings LLC	United States of America
FSLA Mexico S. de R.L. de C.V.	Mexico
FSLA Mexico Servicios S. de R.L. de C.V.	Mexico
FSN San Diego Holdings, LLC	United States of America
FSN Southern Holdings, Inc.	United States of America
FSO Productions, Inc.	United States of America
FTS Boston, Inc.	United States of America
FTS Investments, Inc.	United States of America
FTS Philadelphia, Inc.	United States of America
Fuel TV, Inc.	United States of America
Future Service, Inc.	United States of America
Fuzzy Puppet Productions, LLC	United States of America
FV Productions Ltd.	Canada
FVC Productions, Inc.	United States of America
FWA Productions, Inc.	United States of America
FX Medya Hizmetleri Anonim Sirketi	Turkey
FX Networks, LLC	United States of America
FXX Network, LLC	United States of America
Galaxy Way Finance Company, Inc.	United States of America
Galaxy Way Productions, Inc.	United States of America
Gar 2 Service, Inc.	United States of America
GATV Productions, Inc.	United States of America
Gen Production Service, Inc.	United States of America
Genesis Video Entertainment, Inc.	United States of America
Giant Bowling Pin Productions, Inc.	United States of America
Glee Touring, Inc.	United States of America
Glen Avenue Films, Inc.	United States of America
Global Media Content LLC	United States of America

Gold Key Entertainment, Inc.	United States of America
Gone Fission, Inc.	United States of America
Greenleaves Productions, Inc.	United States of America
Guern Service, Inc.	United States of America
Gum Tree Productions Pty Limited	Australia
Half-Life Productions, Inc.	United States of America
Hangel Service, Inc.	United States of America
Harmon Cove Productions, Inc.	United States of America
Heat Service, Inc.	United States of America
Heavenly Kingdom Films, Inc.	United States of America
HEC Holdco, Inc.	United States of America
Hedifam SRL	Argentina
Highgate Pictures, Inc.	United States of America
Highgate Productions, Inc.	United States of America
Hispano Foxfilm S.A.E.	Spain
Hitt Service, Inc.	United States of America
Home Alone 5 Productions, Inc.	United States of America
Honk LLC	United States of America
Hornrim Productions, Inc.	United States of America
HPR Productions, LLC	United States of America
ILY Service, Inc.	United States of America
Imperfect Justice Productions, Inc.	United States of America
Intermix Holdings LLC	United States of America
Intermix Media LLC	United States of America
Intermix Network, LLC	United States of America
Inversoa Walcosol SRL	Argentina
ISP Transponder LLC	United States of America
Just Wright Films, Inc.	United States of America
KCOP Television, Inc.	United States of America
KNSD License, Inc.	United States of America
KOG Entertainment Holding LLC	United States of America
KOG Entertainment Investment LLC	United States of America
KOG Productions LLC	United States of America
L.C. Holding Corp.	United States of America
LAPTV A Corporation	United States of America
LAPTV B Corporation	United States of America
LAPTV SAS	Colombia
LAPTV SpA	Chile
LAPTV LLC	United States of America
Larchmont Productions, Inc.	United States of America
Latin America Finance Company, Inc.	Cayman Islands
Latin American Pay Television Service de Venezuela C.A.	Venezuela, Bolivarian Republic
Latin American Pay Television Service S.R.L.	Argentina
Leap Off Productions, Inc.	United States of America
Learning Corporation of America	United States of America
Learning Corporation of America Films, Inc.	United States of America
Les Productions Fox-Europa S.A.	France
Library Holdings, Inc.	United States of America
Life of Pi Productions, Inc.	United States of America
Limited Liability Company "Fox Basic Channels"	Russia
Limited Liability Company "Fox Digital Channels"	Russia
Limited Liability Company "Fox Factual Channels"	Russia
Limited Liability Company "Fox International Holdings"	Russia
Limited Liability Company "Fox International Productions CIS"	Russia
Limited Liability Company "Fox Television Channels"	Russia
Limited Liability Company "Twentieth Century Fox CIS"	Russia
Limited Liability Company "Twentieth Century Fox Siberia"	Russia
Lin Service, Inc.	United States of America
Lincolnwood Drive, Inc.	United States of America
Looking Glass Studios LLC	United States of America

Looks At Productions, Inc.	United States of America
Lop Service, Inc.	United States of America
Lovely Rita Productions, Inc.	United States of America
Marigold Service, Inc.	United States of America
Marone Service, Inc.	United States of America
Master Distribution Service, Inc.	United States of America
Max Service, Inc.	United States of America
Millennium Canadian Productions Ltd.	Canada
Mirror Pictures Corporation	United States of America
Mirrors 2 Holding LLC	United States of America
Mirrors 2 Investment LLC	United States of America
Mirrors 2 Productions LLC	United States of America
Monet Lane Prods., Inc.	United States of America
Monty Two, Inc.	United States of America
Moubet Service, Inc.	United States of America
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States of America
Muddy Water Entetainment, Inc.	United States of America
Museum Canada Productions Ltd.	Canada
Museum US Productions, Inc.	United States of America
MVP Video Productions, Inc.	United States of America
My First Friend Productions, Inc.	United States of America
MyNetworkTV, Inc.	United States of America
MyNT Prods., Inc.	United States of America
MySpace Limited Liability Company	Russia
MySpace Russia, LLC	United States of America
NA Property Holdings, Inc.	United States of America
National Advertising Partners	United States of America
National Geographic Channel Adventure Medya Hizmetleri A.Ş.	Turkey
National Geographic Channel Denmark ApS	Denmark
National Geographic Channel Medya Hizmetleri Anonim Sirketi	Turkey
National Geographic Channel Wild Medya Hizmetleri Anonim Sirketi	Turkey
National Sports Programming	United States of America
National Studios, Inc.	United States of America
Neigood Service, Inc.	United States of America
Netherlands Fox Film Corporation B.V.	Netherlands
Nevelet Service, Inc.	United States of America
New Co Comedy LLC	United States of America
New Upstairs Productions Limited	New Zealand
New World Administration	United States of America
New World Animation, Ltd.	United States of America
New World Communications Group Incorporated	United States of America
New World Communications of Atlanta, Inc.	United States of America
New World Communications of Detroit, Inc.	United States of America
New World Communications of Tampa, Inc.	United States of America
New World Entertainment, Ltd.	United States of America
New World Pictures, Ltd.	United States of America
New World Television Incorporated	United States of America
New World Television Productions, Inc.	United States of America
New World Television Programming	United States of America
New World Video	United States of America
New World/Genesis Distribution	United States of America
News Germany Holding GmbH	Germany
News-USDTV Holdings, Inc.	United States of America
Next Speed Hosting, LLC	United States of America
NGC (Netherlands) B.V.	Netherlands
NGC China Limited	China
NGC Europe Limited	United Kingdom
NGC Israel Limited Partnership	Israel
NGC Network (Australia) Pty Limited	Australia

NGC Network (India) Private Limited	India
NGC Network (Mauritius) Holding Ltd.	Mauritius
NGC Network Asia, LLC	United States of America
NGC Network Cayman Company Ltd.	Cayman Islands
NGC Network Europe, LLC	United States of America
NGC Network International, LLC	United States of America
NGC Network Korea Company Ltd.	Korea, Republic of
NGC Network Latin America, LLC	United States of America
NGC Network US, LLC	United States of America
NGC Networks Middle East FZ LLC	United Arab Emirates
NGC Overseas Holdings Limited	United Kingdom
NGC Productions Singapore Pte. Ltd.	Singapore
NGC UK Holdings Company Limited	United Kingdom
NGCI Canada, Inc.	United States of America
Night in Vegas Holdings LLC	United States of America
Night in Vegas Investments LLC	United States of America
Night in Vegas Productions LLC	United States of America
Night Service, Inc.	United States of America
Norgould Inc.	United States of America
Notmax Service, Inc.	United States of America
Notor Service, Inc.	United States of America
NW Communications of Austin, Inc.	United States of America
NW Communications of Phoenix, Inc.	United States of America
NW Communications of San Diego, Inc.	United States of America
NW Communications of Texas, Inc.	United States of America
NW Management Incorporated	United States of America
NW Programs Incorporated	United States of America
NWC Acquisition Corporation	United States of America
NWC Holdings Corporation	United States of America
NWC Intermediate Holdings Corporation	United States of America
NWC Management Corporation	United States of America
NWC Sub I Holdings Corporation	United States of America
NWC Sub II Holdings Corporation	United States of America
NWCG Holdings Corporation	United States of America
NWE Holdings Corporation	United States of America
NWE Sub I Incorporated	United States of America
NWTV Intermediate Holdings Corporation	United States of America
Ohio Train Films, Inc.	United States of America
Oregon Television, Inc.	United States of America
OÜ FOX International Channels Estonia	Estonia
Outlaw Productions, Inc.	United States of America
Outside the Box Development Company, Inc.	United States of America
Pacific 2.1 Entertainment Group, Inc.	United States of America
Pamco International, Inc.	United States of America
Pan American Sports Enterprises Company	United States of America
Panoramic Productions, Inc.	United States of America
Pere Service, Inc.	United States of America
Perja Service, Inc.	United States of America
Pico Films, Inc.	United States of America
Pinelands Broadcasting, Inc.	United States of America
Popcorn Entertainment, LLC	United States of America
Predator Planet Films, Inc.	United States of America
Prime Network LLC	United States of America
Prime Time Media, Inc.	United States of America
Pulsa Media Consulting, S.L.	Spain
PuntoFox Networks LLC	United States of America
Purpleleaf Productions, LLC	United States of America
Rags Productions, Inc.	United States of America
Ramon Service, Inc.	United States of America
Ray Tracing Films, Inc.	United States of America

Redweed Productions, LLC	United States of America
Responsebase Marketing, LLC	United States of America
Rewind Music, Inc.	United States of America
RSNCO LLC	United States of America
SC Productions, Inc.	United States of America
Schrodinger's Cat Productions, Inc.	United States of America
SCI Sub I Incorporated	United States of America
SCI Subsidiary Corporation	United States of America
SCPI, Inc.	United States of America
Secern Service, Inc.	United States of America
Second Night Service, Inc.	United States of America
Second X Service, Inc.	United States of America
Setanta Africa Management Services Limited	United Kingdom
Setanta Africa Services Limited	Ireland
Setanta Sports Africa Limited	Ireland
Shadows Productions Limited	United Kingdom
Shoot The Horse Productions, Inc.	United States of America
Sidereus Technologies, Inc.	United States of America
Slowmit Service, Inc.	United States of America
Small Cages Productions, Inc.	United States of America
Soundecode s.r.l.	Italy
Speed Channel, Inc.	United States of America
SPL Global LLC	United States of America
Sports Holding Inc.	United States of America
SportSouth Network II, LLC	United States of America
SportSouth Network, LLC	United States of America
Sprocket Music, Inc.	United States of America
Stars Avenue Productions, Inc.	United States of America
Stellem Service, Inc.	United States of America
STF Productions, Inc.	United States of America
Stoke Service, Inc.	United States of America
Sun UK Service, Inc.	United States of America
Sunlease Films, Inc.	United States of America
Sunningdale Holdings, LLC	United States of America
Sunshine Network, Inc.	United States of America
T&T Sports Marketing, Ltd.	Cayman Islands
TBG Productions, Inc.	United States of America
TCF Canadian TV Enterprises, Inc.	United States of America
TCF Digital Holdings, Inc.	United States of America
TCF Distributing, Inc.	United States of America
TCF Eastern Europe, Inc.	United States of America
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF International Productions, Inc.	United States of America
TCF Music Publishing, Inc.	United States of America
TCF Vancouver Productions Ltd.	Canada
TCFTV SLO, Inc.	United States of America
TCFTV UK Productions Limited	United Kingdom
TCFTV US Prodco #13, Inc.	United States of America
TCFTV US Prodco #14, Inc.	United States of America
TCFTV US Prodco #15, Inc.	United States of America
TCFTV US Prodco #16, Inc.	United States of America
TCFTV Worldwide Productions, Inc.	United States of America
Television Media Services B.V.	Netherlands
Television Technology, LLC	United States of America
Tempco DNA Limited	United Kingdom
Terra Nova Productions Pty Limited	Australia
The Barn Productions, Inc.	United States of America
The Fox Interactive Store, Inc.	United States of America
The Fox Store, Inc.	United States of America
The Killing Productions, Inc.	United States of America

Three Inches Productions, Inc.	United States of America
Tooth US Productions, Inc.	United States of America
Transfer NV	Belgium
Transient Films, Inc.	United States of America
TVM Productions, Inc.	United States of America
Twentieth Century Fox (Beijing) Consulting Co., Ltd.	China
Twentieth Century Fox BD+, LLC	United States of America
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States of America
Twentieth Century Fox Distributing Corporation	United States of America
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States of America
Twentieth Century Fox Film Corporation (Australia) Pty Limited	Australia
Twentieth Century Fox Film de Mexico S.A.	Mexico
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films, S.A.	Panama
Twentieth Century Fox France, Inc.	United States of America
Twentieth Century Fox Holding (Mauritius) Limited	Mauritius
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment BV	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Espana, S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States of America
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan K.K.	Japan
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States of America
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment Retail Limited	United Kingdom
Twentieth Century Fox Import Corporation	United States of America
Twentieth Century Fox Inc., U.S.A.	United States of America
Twentieth Century Fox Innovations, Inc.	United States of America
Twentieth Century Fox Inter-America, Inc.	United States of America
Twentieth Century Fox International Corporation	United States of America
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States of America
Twentieth Century Fox International Television Distribution, Inc.	United States of America
Twentieth Century Fox International Television, Inc.	United States of America
Twentieth Century Fox International Theatrical Distribution, Inc.	United States of America
Twentieth Century Fox Italy S.p.A. Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States of America
Twentieth Century Fox Japan, Inc.	United States of America
Twentieth Century Fox Korea, Inc.	Korea, Republic of
Twentieth Century Fox Media, Inc.	United States of America
Twentieth Century Fox Merchandise Store, Inc.	United States of America
Twentieth Century Fox Norway AS	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pay Television (Australia) Pty Limited	Australia
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox Studio Club	United States of America
Twentieth Century Fox Telecommunications International, Inc.	United States of America
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States of America

Twentieth Century Fox Titanic Productions, Inc.	United States of America
Twentieth Century Fox Trinidad Limited	Trinidad and Tobago
Twentieth Century Fox Worldwide Productions, Inc.	United States of America
Twentieth Century Fox, Puerto Rico Inc.	United States of America
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States of America
Twenty-First Century Film Corporation	United States of America
Twenty-First Century Fox Film Company Limited	United Kingdom
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States of America
Twenty-First Century Fox Varieties, Inc.	United States of America
TX Productions, Inc.	United States of America
Ultra Service, Inc.	United States of America
Unicorn Service, Inc.	United States of America
United Entertainment Group, Inc.	United States of America
United Television Sales, Inc.	United States of America
Unmatched Service, Inc.	United States of America
Unstop Service, Inc.	United States of America
Used Service, Inc.	United States of America
USSun Productions, Inc.	United States of America
Utilisima LLC	United States of America
UTV of Baltimore, Inc.	United States of America
UTV of Orlando, Inc.	United States of America
UTV of San Francisco, Inc.	United States of America
Valley Glen Entertainment, Inc.	United States of America
Van Ness Films, Inc.	United States of America
Venue Merchandising, Inc.	United States of America
Verde River Productions, Inc.	United States of America
Very Imaginative Pictures, Inc.	United States of America
Viajar Distribución Televisión Digital, S.L.U.	Spain
Vixen Studios, LLC	United States of America
Voyage S.A.S.	France
VRBW Productions, Inc.	United States of America
Watercooler Productions, Inc.	United States of America
WBRC and WGHP Television Corporation	United States of America
Wedron Silica Company	United States of America
West End Circle Studios, Inc.	United States of America
Westgate Productions, Inc.	United States of America
WFXT, Inc.	United States of America
Wilder Service, Inc.	United States of America
Wiley Optics, Inc.	United States of America
Wolf Service, Inc.	United States of America
Wolven Service, Inc.	United States of America
Woz Productions Limited	New Zealand
WT Canada Productions Ltd.	Canada
WWOR-TV, Inc.	United States of America
XM3 Service, Inc.	United States of America
Yankees Entertainment and Sports Network, LLC	United States of America
Yardbarker, Inc.	United States of America
YES Network Holding Company, LLC	United States of America
Zonatel SAFI	Uruguay
SHINE LIMITED	United Kingdom
21CF Shine Holdings UK Limited	United Kingdom
30 Day Productions Inc.	United States of America
Addison Productions, Inc.	United States of America
Alamo Productions, Inc.	United States of America
Am Glad Productions	United States of America
Among Giants Limited	United Kingdom
Amwell Inc.	United States of America
Ardaban Inc.	United States of America

Ardaban, LLC	United States of America
Berkeley Productions, Inc.	United States of America
Better Productions, Inc.	United States of America
Big Brother AB	Sweden
Big Brother KB	Sweden
Bigger Productions, Inc.	United States of America
BL4 Productions, Inc.	United States of America
BOSOX Development LLC	United States of America
Bossa Studios Limited	United Kingdom
Bravura, Inc.	United States of America
Brillante Digital, Inc.	United States of America
Brillante Entretenimiento, Inc.	United States of America
Brillante Ficcion, Inc.	United States of America
Brillante Productions, Inc.	United States of America
Brown Eyed Boy (Vicious) Limited	United Kingdom
Brown Eyed Boy Limited	United Kingdom
Catching Miliat Pty Limited	Australia
CD Services, Inc.	United States of America
Central Park West Productions	United States of America
ChannelFlip Media Limited	United Kingdom
Clark Street Productions, Inc.	United States of America
Close It	United States of America
Club Productions Inc.	United States of America
Concord Productions, Inc.	United States of America
Crush It	United States of America
Dragonfly Film & TV Limited	United Kingdom
Dunder, Inc.	United States of America
Enlighten It	United States of America
Faboo	United States of America
Filmlance International AB	Sweden
Founding Bird Limited	United Kingdom
Friday TV AB	Sweden
Go Faster Productions, Inc.	United States of America
Greenmonster Development LLC	United States of America
Hold It	United States of America
In the Field, Inc.	United States of America
Ivar Productions, Inc.	United States of America
Ivy Productions, Inc.	United States of America
Karma Circle	United States of America
Keeping Track Music, Inc.	United States of America
Kudos (Broadchurch) Limited	United Kingdom
Kudos (Burn Up) Limited	United Kingdom
Kudos (Burn Up) MD Limited	United Kingdom
Kudos (Eternal) Limited	United Kingdom
Kudos (FTTH) Limited	United Kingdom
Kudos (Hour) Limited	United Kingdom
Kudos (Humans) Limited	United Kingdom
Kudos (L&O) Limited	United Kingdom
Kudos (Law) Limited	United Kingdom
Kudos (Manhattan) Limited	United Kingdom
Kudos (Morton) Limited	United Kingdom
Kudos (Occupation) Limited	United Kingdom
Kudos (River) Limited	United Kingdom
Kudos (Scotland) Limited	United Kingdom
Kudos (Smoke) Limited	United Kingdom
Kudos (Spooks) CP Limited	United Kingdom
Kudos (Tsunami) Limited	United Kingdom
Kudos (Tunnel) Limited	United Kingdom
Kudos (Utopia) Limited	United Kingdom
Kudos (WM) Limited	United Kingdom

Kudos Child of Mine Limited	United Kingdom
Kudos Film & Television Limited	United Kingdom
Kudos Hustle Limited	United Kingdom
Kudos Rights Limited	United Kingdom
Lafayette Productions, Inc.	United States of America
Lifestyle Productions, Inc	United States of America
Livermore Productions Inc.	United States of America
Living With The Enemy Pty Limited	Australia
Lovely Day (Grantchester) Limited	United Kingdom
Lovely Day Productions Limited	United Kingdom
Macy Productions, Inc.	United States of America
Magfive Content AB	Sweden
Meter Television AB	Sweden
Metronome International AB	Sweden
Metronome Post AB	Sweden
Metronome Productions A/S	Denmark
Metronome Spartacus AS	Norway
Metronome, LLC	United States of America
Mifflin, Inc.	United States of America
Mutter Media AB	Sweden
Nashville Star Productions, Inc.	United States of America
NC Shine Acquisition Ltd	United Kingdom
NC Shine US, Inc.	United States of America
Never Tear Us Apart Pty Limited	Australia
New Moon Rising Limited	United Kingdom
Newincco 1151 Limited	United Kingdom
NS Tours LLC	United States of America
Orinda Productions, Inc.	United States of America
Presse & Co SASU	France
Princess Productions Limited	United Kingdom
Renässans I Stockholm AB	Sweden
Reveille Consulting	United States of America
Reveille LLC	United States of America
Reveille Music Publishing LLP	United States of America
Reveille Two, LLC	United States of America
Rocilla Script AB	Sweden
Rubicon Film AS	Norway
Rubicon TV AS	Norway
Schulmangruppen AB	Sweden
Scranton Development, Inc.	United States of America
Shine (Aust) PTY Limited	Australia
Shine 971 Limited	United Kingdom
Shine 972 Limited	United Kingdom
Shine America Studios, Inc.	United States of America
Shine America Studios, LLC	United States of America
Shine Australia Holdings PTY Limited	Australia
Shine Bossa Studios Limited	United Kingdom
Shine Commercial (UK) Limited	United Kingdom
Shine Creative (UK) Limited	United Kingdom
Shine Finland Oy	Finland
Shine France 360 SASU	France
Shine France Art de Vivre SAS	France
Shine France Diverstissement SAS	France
Shine France Films	France
Shine France S.A.S.	France
Shine France TV du Reel SAS	France
Shine Germany Film Und Fernsebproduktion GmbH	Germany
Shine Ginkgo Limited	United Kingdom
Shine Hispanic, Inc.	United States of America
Shine Iberia SLU	Spain

Shine Jet Limited	United Kingdom
Shine Latin America S.A.S.	Colombia
Shine Midco Limited	United Kingdom
Shine Nordic Formats AB	Sweden
Shine Nordics AB	Sweden
Shine North Limited	United Kingdom
Shine Norway AS	Norway
Shine Pictures (UK) Limited	United Kingdom
Shine Pictures LLP	United Kingdom
Shine SA Limited	United Kingdom
Shine Sweden AB	Sweden
Shine Television, LLC	United States of America
SHINE TV LIMITED	United Kingdom
Shine US Holdings, Inc.	United States of America
Spooks Limited	United Kingdom
Start Productions, Inc.	United States of America
STO-CPH Produktion AB	Sweden
Studios A/S	Denmark
Studios AS	Norway
Summit Entertainment Group, Inc.	United States of America
Take It Over, Inc.	United States of America
The Unofficial TV Company Limited	United Kingdom
Tvalkoppen AB	Sweden
Ugly, Inc.	United States of America
Unscrambled Development, Inc.	United States of America
Upper West Side Productions	United States of America
Who Are You, Inc.	United States of America
Yawkey Development LLC	United States of America
Yemen Distributions Limited	United Kingdom
Yemen Productions Limited	United Kingdom
Yucca Post, Inc.	United States of America